SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2003

FLEXTRONICS INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore

(State or Other Jurisdiction of Incorporation)

0-23354	Not Applicable

(Commission File Number)	(IRS Employer Identification No.)

36 Robinson Road, #18-01, City House, Singapore	068877

(Address of Principal Executive Offices)	(Zip Code)

(65) 299-8888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

     (c)      Exhibits.

               The following exhibit is filed herewith:

Exhibit No.	Exhibit Title

99.01	Press Release, dated October 22, 2003, issued by Flextronics International Ltd.*

*	This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 12. Results of Operations and Financial Condition.

     On October 22, 2003, Flextronics International Ltd. (the “Company”) issued a press release announcing its results for the first fiscal quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.01 to this Current Report.

     The press release includes proforma operating results. Proforma operating results are not based on any standardized methodology prescribed by U.S. generally accepted accounting principles (“GAAP”) and are not necessarily comparable to similar measures presented by other companies. Proforma operating results should not be considered in isolation or as a substitute for operating results prepared in accordance with GAAP. The Company has provided a reconciliation of proforma operating results to GAAP in the Schedules of the attached press release.

     Management utilizes proforma operating results as a performance measure and furnishes the information in order to provide investors with additional information to analyze the Company’s operating results and facilitates period to period comparisons. Proforma operating results exclude the effects of the amortization of acquisition-related intangible assets, costs associated with the early extinguishment of debt and restructuring charges related to the closure and consolidation of and impairment of certain long-lived assets at several manufacturing facilities. Management uses proforma operating results as a measure of enterprise-wide performance. The Company reports proforma operating results to provide its investors with an alternative method for assessing its operating results in a manner that is focused on what it believes to be its core business operations. In addition, since the Company has historically reported proforma operating results to the investment community, the Company believes the inclusion of proforma numbers provides consistency in its financial reporting.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: October 22, 2003	By:	/s/ Robert R.B. Dykes Robert R. B. Dykes President, Systems Group and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.01	Press Release, dated October 22, 2003, issued by Flextronics International Ltd.*

*	This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.